Exhibit 99.1

Talos Energy Completes Acquisition of QuarterNorth Energy

Houston, Texas, March 4, 2024 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) announced the completion of the acquisition of QuarterNorth Energy Inc. (“QuarterNorth”).

After completing the acquisition, Talos has approximately 183.4 million shares of common stock outstanding, including 24.8 million shares issued to the QuarterNorth shareholders as consideration for the transaction. Additionally, Talos has appointed QuarterNorth’s designee, Joseph A. Mills, to the Talos Board of Directors. Talos plans to update its 2024 operational and financial guidance to reflect the acquisition closing timing in the coming days.

Talos President and Chief Executive Officer Timothy S. Duncan commented: “We are excited to close this important transaction ahead of schedule as we focus on operational execution and acceleration of synergies from the transaction. We expect the addition of these predominantly operated, oil-weighted deepwater assets and related infrastructure will enhance our ability to consistently generate substantial free cash flow while expanding our portfolio of growth opportunities. We also welcome Joe Mills to our Board. Joe brings valuable experience and insight to our business as an accomplished public company executive in the energy industry and board member in the upstream and midstream business sector.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven, innovative, independent energy company focused on safely and efficiently maximizing long-term value through its Upstream Exploration & Production and Low Carbon Solutions businesses. We currently operate in the United States and offshore Mexico. We leverage decades of technical and offshore operational expertise to acquire, explore, and produce assets in key geological trends while developing opportunities to reduce industrial emissions through carbon capture and storage projects along the U.S. Gulf Coast. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

investor@talosenergy.com

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding the acquisition of QuarterNorth, including the expected timing and benefits of the transaction, our strategy, pro forma descriptions of the combined company and future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, changes in market conditions affecting the oil and gas industry or long-term oil and gas price levels; political or regulatory developments; reservoir performance; the outcome of future exploration efforts; timely completion of development projects; technical or operating factors; the uncertainty inherent in projecting ultimate recoverable resources and future rates of production and cash flows and access to capital; the timing of development expenditures; potential adverse reactions or competitive responses to our acquisitions and other transactions, including our acquisition of QuarterNorth; the possibility that the anticipated benefits of our acquisitions, including QuarterNorth, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of acquired assets and operations; risks related to disruption of management time from ongoing business operations due to integration of our acquisitions; and the other risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2023. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication.

Talos Energy Inc.	333 Clay St., Suite 3300, Houston, TX 77002